Supplement Dated January 29, 2013 to the Annual Information Product Notice

Effective immediately, the below changes are made:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Funds Management Company, LLC (“HFMC”) will replace HL Investment Advisors, LLC (“HL Advisors”) as the Funds’ Investment Advisor. Under the “The Funds” section of the Annual Product Information Notice, HL Advisors is deleted from the table and replaced with HFMC for the following funds:

Hartford Balanced HLS Fund	Hartford Stock HLS Fund
Hartford Capital Appreciation HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Index HLS Fund	Hartford U.S. Government Securities Fund
Hartford Money Market HLS Fund

This supplement should be retained with the Annual Product Information Notice for future reference.

HV-7609-13